UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 30, 2005
                                                        ------------------


                              ATC HEALTHCARE, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


            Delaware                      0-11380              11-2650500
--------------------------------        ----------          -------------------
(State or other jurisdiction of        (Commission          (I.R.S. Employer
  incorporation or organization)       file number)         Identification No.)


 1983 Marcus Avenue, Lake Success, New York                       1042
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(Address of principal executive offices)                       (Zip Code)

                                 (516) 750-1600
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              (Registrant's telephone number, including area code)

Item 3.02   Unregistered Sales of Equity Securities.
            ----------------------------------------

     On and after September 14, 2005, ATC Healthcare, Inc. (the "Company") sold to 19 accredited investors $1,250,000 of its Convertible Notes due September 14, 2006. Those Notes bore interest at the rate of 12 percent (12%) per year, payable in shares of the Company's Class A Common Stock. By their terms, all principal and interest under those Notes was convertible into shares of the Company's Common Stock based upon a conversion price of $0.37 per share. Each Note was accompanied by a warrant to purchase one share of Common Stock for each four shares into which the Note was convertible. The warrants are exercisable at $0.60 per share for a period of five (5) years. The Company was obligated to register the shares issuable upon conversion of the Notes as well as the shares covered by the warrants under a registration rights agreement.

     On September 30, 2005, by their terms the Convertible Notes were converted into 3,397,260 shares of Common Stock when the Company's registration statement covering them became effective. At the same time, 849,315 shares became covered by the warrants.

     In connection with the sale of the Convertible Notes, the Company granted Bathgate Capital Partners, LLC, Greenwood Village, Colorado, the finder, a warrant to purchase 270,270 shares of Common Stock. That warrant is exercisable at $0.37 per share for a period of five (5) years. The shares under the warrant are also covered by the Company's registration statement which became effective on September 30, 2005.

     For the sale of the Convertible Notes, the Company has relied upon the exemptions from registration in Sections 4(2) and 4(6) of the Securities Act of 1933, as amended, and under Rule 506 of Regulation D of the Securities and Exchange Commission. For the conversion of the Notes into Common Stock, the Company has relied upon the exemption from registration in Section 3(a)(9) of the Securities Act of 1933.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2005

                                            ATC Healthcare, Inc.

                                            By: /s/ Andrew Reiben
                                                -----------------
                                            Name:   Andrew Reiben
                                            Title:  Senior Vice President and
                                                    Chief Financial Officer


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